UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): March 30, 2006

                                ASHLAND INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  Kentucky
               (State or Other Jurisdiction of Incorporation)

        1-32532                                             20-0865835
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky               41011
    (Address of Principal Executive Offices)                 (Zip Code)

P.O. Box 391, Covington,  Kentucky                           41012-0391
    (Mailing Address)                                        (Zip Code)

     Registrant's telephone number, including area code: (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

     On March 30, 2006, Ashland Inc. announced that it has signed a definitive agreement to purchase the water treatment business of Degussa AG, branded under the Stockhausen name, in a transaction valued at approximately $144 million (120 million euros). Five manufacturing facilities located in Germany, China, Brazil, Russia and the United States are included in the transaction. The closing, which is anticipated to take place in May 2006, is conditional upon a number of standard closing conditions, including regulatory review.

     The proposed transaction is further described in the attached press release, which is attached hereto as Exhibit 99.1, and incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits

    (d)     Exhibits

   99.1     Press release dated March 30, 2006



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASHLAND INC.
                             ----------------------------------------------
                                              (Registrant)




Date:  March 30, 2006                     /s/ J. Marvin Quin
                             ----------------------------------------------
                             Name:   J. Marvin Quin
                             Title:  Senior Vice President
                                     and Chief Financial Officer

                               EXHIBIT INDEX


99.1     Press release dated March 30, 2006